Exhibit 10.35.8

EIGHTH AMENDMENT TO MASTER REPURCHASE AGREEMENT

Dated as of October 15, 2018

Between:

LOANDEPOT.COM, LLC, as Seller

and

JPMORGAN CHASE BANK, N.A., as Buyer

The Parties have agreed to amend (for the eighth time) the Master Repurchase Agreement dated June 3, 2016 between them (the “Original MRA”, as amended by the First Amendment to Master Repurchase Agreement dated October 19, 2016, the 12/16 Rewarehousing Letter Agreement, the Second Amendment to Master Repurchase Agreement dated February 28, 2017, the Third Amendment to Master Repurchase Agreement dated June 2, 2017, the Fourth Amendment to Master Repurchase Agreement dated August 31, 2017, the Fifth Amendment to Master Repurchase Agreement dated October 30, 2017, the Sixth Amendment to Master Repurchase Agreement dated November 10, 2017 and the Seventh Amendment to Master Repurchase Agreement dated August 30, 2018, the “Amended MRA” and as amended hereby and as further supplemented, amended or restated from time to time, the “MRA”), to extend the latest Termination Date.

All capitalized terms used in the Amended MRA and used, but not defined differently, in this amendment have the same meanings here as there. The sole Section of this Amendment is numbered to correspond to the numbering of the Section of the Amended MRA amended hereby.

2.	Definitions; Interpretation

(a) Definitions.

A. The following new definition is added to Section 2(a), in alphabetical order:

“Eighth Amendment to MRA” means the Eighth Amendment to Master Repurchase Agreement dated October 15, 2018 between the parties.

B. The following definition is amended to read as follows:

“Termination Date” means the earliest of (i) the Business Day, if any, that Seller designates as the Termination Date by written notice given to the Buyer at least thirty (30) days before such date, (ii) the Business Day, if any, that Buyer designates as the Termination Date by written notice given to the Seller at least sixty (60) days before such date, (iii) the date of declaration of the Termination Date pursuant to Section 12(b)(i) and (iv) November 30, 2018.

(The remainder of this page is intentionally blank; counterpart signature pages follow)

As amended hereby, the Amended MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.

By:	/s/ Laura Carter
Laura Carter
Authorized Officer

LOANDEPOT.COM, LLC

By:	/s/ Michelle Richardson
Michelle Richardson
Vice President, Treasury

Counterpart signature page to Eighth Amendment to Master Repurchase Agreement between JPMorgan Chase Bank, N.A. and loanDepot.com, LLC